Exhibit 99.1

CALCULATION AGENT AGREEMENT

This Calculation Agent Agreement (this “Agreement”) is entered into as of March 19, 2018 by and between Zimmer Biomet Holdings, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Calculation Agent (hereinafter referred to from time to time as the “Calculation Agent”).

W I T N E S S E T H :

WHEREAS, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), have entered into an Indenture (the “Base Indenture”) dated as of November 17, 2009, as supplemented by the Fifth Supplemental Indenture thereto, dated as of March 19, 2018 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), relating to the issuance by the Company of its Floating Rate Senior Notes due 2021 (the “Floating Rate Notes”). Terms used but not defined herein shall have the meanings assigned to them in the Indenture.

For the purpose of appointing an agent to calculate the interest rate based on LIBOR on the Floating Rate Notes bearing interest at a rate calculated with reference to such base rate, the Company and the Calculation Agent agree as follows:

1. Upon the terms and subject to the conditions contained herein, the Company hereby appoints Wells Fargo Bank, National Association as its Calculation Agent and the Calculation Agent hereby accepts such appointment as the Company’s agent for the purpose of calculating the interest rates on the Floating Rate Notes in the manner and at the times provided in the Floating Rate Notes and the Indenture.

2. The Calculation Agent shall exercise due care to determine the interest rates on the Floating Rate Notes and shall communicate the same to the Company, the Trustee, The Depository Trust Company and any paying agent identified to it in writing as soon as practicable after each determination. The Calculation Agent will, upon the request of the holder of any Floating Rate Note, provide the interest rate then in effect with respect to such Floating Rate Note and, if determined, the interest rate with respect to such Floating Rate Note which will become effective on the next Interest Reset Date. No amendment to the provisions of the Floating Rate Notes relating to the duties or obligations of the Calculation Agent hereunder may become effective without the prior written consent of the Calculation Agent, which consent shall not be unreasonably withheld.

3. Subject to Section 1 and Section 2, the Calculation Agent:

(a) shall not be liable for any act or omission by it unless such act or omission constitutes gross negligence or willful misconduct on its part; in no event shall the Calculation Agent be liable to a holder, the Company or any third party for special, punitive, indirect or consequential losses or damages of any kind whatsoever, including but not limited to lost profits), irrespective of whether the Calculation Agent has been advised of the likelihood of such losses or damages and regardless of the form of action arising in connection with this Agreement;

(b) shall have no duties or obligations other than those specifically set forth herein or in the applicable provisions of the Floating Rate Notes in the Indenture, or as may be subsequently agreed to in writing between the Calculation Agent and the Company;

(c) makes no representations or warranties and has no responsibility for the validity, sufficiency, value or genuineness of any of the certificates or the Floating Rate Notes represented thereby;

(d) shall not be obligated to take any action hereunder which might in the Calculation Agent’s sole judgment involve any risk of expense, loss or liability, unless it shall have been furnished with indemnity and/or security satisfactory to it;

(e) in the absence of bad faith on its part, may conclusively rely on and shall be protected in acting or refraining from acting upon any statement, request, document, certificate, agreement, opinion, notice, letter or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Calculation Agent shall in good faith believe to be genuine and to have been signed or presented by the proper person or persons;

(f) may conclusively rely on and shall be protected in acting or refraining from acting upon written or oral instructions from any officer of the Company;

(g) may consult with counsel it selects, including in-house counsel, with respect to any questions relating to its duties and responsibilities and the advice or opinion of such counsel, or any opinion of counsel to the Company provided to the Calculation Agent, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by the Calculation Agent hereunder in good faith and in accordance with the advice or opinion of such counsel;

(h) may perform any duties hereunder either directly or by or through agents and attorneys and the Calculation Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(i) shall not be responsible for any rate or rate quote used towards the calculation it is to perform if such rate or rate quote is no longer available or if any provided rates or rate quotes are subsequently found to be incorrect or inaccurate in any way. The Calculation Agent and the Trustee shall have no liability to the Company, the Holders, or any other Person as a result of losses suffered due to the lack of an applicable rate of interest or in connection with the use of an alternative rate.

4. For services rendered hereunder, the Calculation Agent shall be entitled to such compensation as shall be agreed to in writing between the Company and the Calculation Agent and the Company promises to pay such compensation and to reimburse the Calculation Agent for the reasonable out-of-pocket expenses (including attorneys’ and other professionals’ fees and expenses) incurred by it in connection with the services rendered by it hereunder, except to the extent that any such expense is found by a court of competent jurisdiction in a final judgment to have been the result of the gross negligence or willful misconduct of the Calculation Agent, and upon receipt of such invoices as the Company shall reasonably require. The provisions of this section shall survive the termination of this Agreement and the resignation or removal of the Calculation Agent.

5. The Company agrees to indemnify the Calculation Agent for, and to hold it harmless against, any and all loss, liability damage, claim, cost or expense, including attorneys’ fees and expenses and court costs (including attorney’s fees and expenses and court costs incurred in connection with enforcing this Agreement against the Company (including the Calculation Agent’s right to indemnification set forth in this Section) and of defending against any claim of liability, regardless of who asserts such claim), incurred by the Calculation Agent that arises out of or in connection with its accepting appointment as, or acting as, Calculation Agent hereunder, except such losses, liabilities, damages, claims, costs or expenses directly caused by from the gross negligence or willful misconduct of the Calculation Agent as finally adjudicated by a court of competent jurisdiction. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Calculation Agent in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document believed by the Calculation Agent to be valid, genuine and sufficient. The Calculation Agent shall not be liable for any error resulting from the use of or reliance on a source of information used in good faith and with due care to calculate any interest rate hereunder. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Calculation Agent.

6. Any entity into which the Calculation Agent may be merged or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any entity succeeding to all or substantially all the corporate trust assets or business of the Calculation Agent shall be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

7. This Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Without limitation of the foregoing, the parties hereto expressly agree that no holder of the Floating Rate Notes shall have any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. The Calculation Agent may assign or transfer its rights under this Agreement to any of its affiliates without the prior written consent of any party hereto, provided that the Calculation Agent shall notify the Company in writing of such assignment or transfer promptly following the effectiveness thereof. For purposes of this Section, “affiliate” means any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Calculation Agent, provided that “control” (including its correlative meanings “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

8. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

9. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. This Agreement shall not be amended, in whole or in part, except by a written instrument signed by the Company and the Calculation Agent. This Agreement may not be modified orally or by electronic mail (other than in PDF or similar format).

11. The Calculation Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, any Floating Rate Note, with the same rights that it or they would have if it were not the Calculation Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not the Calculation Agent.

12. The Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Company, specifying the date on which its resignation shall become effective; provided, however, that such date shall not be earlier than 30 days after the receipt of such notice by the Company, unless the Company agrees to accept shorter notice. The Calculation Agent may be removed at any time by the filing with it of an instrument in writing signed by the Company and specifying such removal and the date it shall become effective. Such resignation or removal shall take effect upon the date of the appointment by the Company, as hereinafter provided, of a successor calculation agent. If within 30 days after notice of resignation or removal has been given, a successor calculation agent has not been appointed, the Calculation Agent may, at the expense of the Company, petition a court of competent jurisdiction to appoint a successor calculation agent. A successor calculation agent shall be appointed by the Company by an instrument in writing signed on behalf of the Company and the successor calculation agent. Upon the appointment of a successor calculation agent and acceptance by it of such appointment, the Calculation Agent so succeeded shall cease to be such Calculation Agent hereunder. Upon its resignation or removal, the Calculation Agent shall (a) be entitled to the payment by the Company of its compensation, if any is owed to it, for services rendered hereunder and to the reimbursement of all out-of-pocket expenses incurred in connection with the services rendered by it hereunder and to the payment of all other amounts owed to it hereunder and (b) shall transfer and deliver to the successor calculation agent, and such successor calculation agent shall be entitled to receive, copies of any relevant records maintained by the Calculation Agent.

13. Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:

If to the Company:

Zimmer Biomet Holdings, Inc.

345 East Main Street

Warsaw, Indiana 46580

Attention: Michael R. Shapiro, Interim Treasurer

Facsimile: (574) 372-4988

Email: Mike.Shapiro@zimmerbiomet.com

with a copy to:

Zimmer Biomet Holdings, Inc.

345 East Main Street

Warsaw, Indiana 46580

Attention: Chad F. Phipps, General Counsel

Facsimile: (574) 372-4302

Email: Chad.Phipps@zimmerbiomet.com

If to the Calculation Agent:

Wells Fargo Bank, National Association

150 East 42nd Street, 40th Floor

New York, New York 10017

Attention: Corporate Trust Services

Phone: (917) 260-1548

Facsimile: (866) 969-4026

Email: alexander.pabon@wellsfargo.com

14. This Agreement (together with the Indenture and the Notes) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. In the event of any conflict between the terms of the Indenture, the Notes or this Agreement relating specifically to the rights or obligations of the Calculation Agent, the terms of this Agreement shall govern as between the Company and the Calculation Agent.

15. In no event shall the Calculation Agent be responsible or liable, nor shall the Company be responsible or liable to the Calculation Agent, for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Calculation Agent or the Company, as the case may be, shall use reasonable efforts which are consistent with accepted practices to resume performance as soon as practicable under the circumstances.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute). The Calculation Agent and the Company agree to submit to the non-exclusive jurisdiction of any United States federal or state court located in the Borough of Manhattan, in The City of New York in any action or proceeding arising out of or relating to this Agreement.

17. The Calculation Agent and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Calculation Agent or the Company relating thereto. Each party acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the other party entering into this Agreement.

18. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Calculation Agent, in order to help fight the funding of terrorism and prevent money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Calculation Agent. The parties to this Agreement agree that they will provide the Calculation Agent with such information as it may request in order for the Calculation Agent to satisfy the requirements of the U.S.A. Patriot Act.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the day and year first above written.

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Daniel P. Florin
Name:	Daniel P. Florin
Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Calculation Agent

By:	/s/ Yana Kislenko
Name:	Yana Kislenko
Title:	Vice President

[Signature Page to Calculation Agency Agreement]